Filed pursuant to Rule 497(e) and Rule 497(k)

under the Securities Act of 1933, as amended

File Registration No.: 33-65632

SCHRODER SERIES TRUST

(the “Trust”)

Schroder Total Return Fixed Income Fund

Schroder Core Bond Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated March 30, 2020 to:

•	the Schroder Total Return Fixed Income Fund’s Summary Prospectus, dated March 1, 2020;

•	the Schroder Core Bond Fund’s Summary Prospectus, dated March 1, 2020 (together with the Schroder Total Return Fixed Income Fund’s Summary Prospectus, the “Summary Prospectuses”);

•	the Funds’ Prospectus, dated March 1, 2020 (the “Prospectus”); and

•	the Funds’ Statement of Additional Information, dated March 1, 2020 (the “SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus, and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus, and SAI.

The Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of the Schroder Total Return Fixed Income Fund (the “Target Fund”) and its shareholders to reorganize the Target Fund into the Schroder Core Bond Fund (the “Acquiring Fund”). Accordingly, the Board has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the Target Fund into the Acquiring Fund.

The Plan of Reorganization approved by the Board sets forth the terms by which the Target Fund will transfer its assets and liabilities to the Acquiring Fund in exchange for Investor Shares of the Acquiring Fund, and subsequently distribute those shares to shareholders of the Target Fund (the “Reorganization”). After the Reorganization is consummated, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Reorganization is intended to be tax-free, meaning that the Target Fund’s shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

Shareholder approval of the Reorganization is not required. Shareholders of the Target Fund will receive an information statement/prospectus prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Acquiring Fund, compares the Target Fund’s investment objective, strategies, expenses and risks to those of the Acquiring Fund, and provides further details about the Reorganization. It is expected that the Reorganization will occur during the second quarter of 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SCH-SK-009-0100